UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 5, 2008, the Board of Directors of CV Therapeutics, Inc. (“CV Therapeutics” or the “Company”) approved certain amendments to CV Therapeutics’s bylaws, including, among others, amendments to:

•

implement a majority voting standard for the election of directors, such that each director to be elected by the stockholders of the Company shall be elected by the affirmative vote of a majority of the votes cast at any meeting for the election of directors at which a quorum is present, provided that if the Board of Directors determines that the number of nominees exceeds the number of directors to be elected (a contested election), each of the directors to be elected at such meeting shall be elected by a plurality of the votes cast;

•

provide that, if an incumbent director is not re-elected by majority vote in an uncontested election, the Nominating and Governance Committee of the Board of Directors (or other committee consisting of independent directors) will make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, and that any incumbent director who is not so re-elected shall not participate in the recommendation of the Nominating and Governance Committee of the Board of Directors (or other committee consisting of independent directors) or the decision of the Board of Directors with respect to his or her resignation;

•

provide that the Board of Directors shall publicly disclose its decision regarding the tendered resignation of an incumbent director who is not re-elected by majority vote in an uncontested election within 90 days after certification of the election results of the stockholder vote, provided that the Board of Directors may determine to extend such 90-day period if it determines that such an extension is in the best interests of the Company and its stockholders; and

•	clarify certain provisions relating to remote communications and electronic transmissions as provided under the General Corporation Law of Delaware.

The foregoing description of the amendments to CV Therapeutics’s bylaws is qualified in its entirety by reference to the full text of the bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events

Effective February 5, 2008, in connection with the amendments to CV Therapeutics’s bylaws referred to in Item 5.03 above, the Board of Directors approved and adopted certain amendments to the charter of the Nominating and Governance Committee of CV Therapeutics to add provisions consistent with the foregoing bylaws amendment to provide for a majority voting standard for the election of directors in an uncontested election.

The full text of the Nominating and Governance Committee Charter is available on CV Therapeutics’s website at http://www.cvtherapeutics.com/i_governance.html.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

3.1	Restated Bylaws of CV Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2008	CV THERAPEUTICS, INC.

	By:	/s/ Tricia Borga Suvari
Tricia Borga Suvari
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

3.1	Restated Bylaws of CV Therapeutics, Inc.